UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2017
Date of Report (Date of earliest event reported)

DESTINY MEDIA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28259	84-1516745
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1110 – 885 West Georgia
Vancouver, British Columbia, Canada	V6C 3E8
(Address of principal executive offices)	(Zip Code)

(604) 609-7736
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ____

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

____

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure

On, and effective as of, June 28, 2017, the board of directors (the “Board”) of Destiny Media Technologies Inc. (the “Company”) dismissed Steve Vestergaard as President and Chief Executive Officer of the Company.

The Board had earlier, on June 22, 2017, placed Steve Vestergaard on administrative suspension, with pay, from each of his roles as President and Chief Executive Officer of the Company, and replaced Mr. Vestergaard as chairman of the Board. The Board appointed Hyonmyong Cho to replace Mr. Vestergaard as chairman of the Board, effective June 22, 2017.

Mr. Vestergaard continues as a director of the Board.

Appointment

Effective June 28, 2017, the Board appointed Fred Vandenberg as President and Chief Executive Officer of the Company. Mr. Vandenberg is currently the Company’s Chief Financial Officer and will remain in that role on a temporary basis.

Mr. Vandenberg is 48 years old and has been the Company’s Chief Financial Officer, Treasury and Corporate Secretary since July 2007. Mr. Vandenberg has over 17 years of public accounting experience in tax advisory services, mergers and acquisitions, and financial reporting. Mr. Vandenberg obtained a Bachelor of Commerce from McMaster University in 1991 and a Master of Business Administration (Finance) from McMaster University in 1993. In 1996, Mr. Vandenberg was designated as a Chartered Accountant in Ontario.

There are no arrangements or understandings between Mr. Vandenberg and any other persons pursuant to which Mr. Vandenberg was selected as an officer of the Company.

There are no family relationships between Mr. Vandenberg and any other director or executive officer, and there are no transactions which would require disclosure under Item 404(a) of Regulation S-K.

The Company has not entered into, adopted, or otherwise commenced any material plan, contract or arrangement (written or otherwise) with Mr. Vandenberg in connection with his appointment as President and Chief Executive Officer, and the Company has not materially modified or made any material grant or award under any such plan, contract or arrangement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit

99.1	News Release dated June 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINY MEDIA TECHNOLOGIES INC.

Date: June 28, 2017
	By:	/s/ FRED VANDENBERG
FRED VANDENBERG
Chief Financial Officer and Secretary